UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 4, 2022

Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1414 Harbour Way South, Suite 1201	Richmond	California	94804
(Address of Principal Executive Offices)			(Zip Code)

(510) 984-1761

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Chief Commercial Officer

On March 4, 2022, William Shaw, the Chief Commercial Officer of Ekso Bionics Holdings, Inc. (the “Company”) notified the Board of Directors (the “Board”) of his intention to resign as Chief Commercial Officer of the Company effective March 11, 2022 in connection with his retention as an employee at another company.

On March 10, 2022, the Company and Mr. Shaw entered a Transition Services Agreement (the “Transition Agreement”) pursuant to which Mr. Shaw has agreed to continue to assist the Company as a consultant supporting transition matters and other special projects from the effective time of his resignation until June 30, 2022 (the “Transition Period”). During the Transition Period, Mr. Shaw will be entitled to receive (i) payment of his bonus for the first quarter ended March 31, 2022 without proration in accordance with the bonus program established by the Company’s board of directors, subject to agreement to a full release of claims and the other terms of the Transition Agreement; (ii) continued vesting of his equity incentive awards; (iii) compensation at a rate of $225.00 per hour or $1,800.00 per day, and (iv) $2,500 for each (up to two) candidate directly sourced by Mr. Shaw should they be selected and hired by the Company.

The foregoing summary of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits

Exhibit	Description
10.1*#	William Shaw Transition Service Agreement dated March 10, 2022
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

* Filed herewith

# Indicates management compensatory plan or other arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.

By:	/s/ Scott G. Davis
Name:	Scott G. Davis
Title:	President and Chief Operating Officer

Dated: March 10, 2022